Exhibit 10.4

Credit Agreement

This agreement dated as of August 20, 2004 between Bank One, NA, with its main office in Chicago, IL, and its successors and assigns, (the "Bank"), whose address is 1717 Main Street, Dallas, TX 75201, and Heeling Sports Limited (the "Borrower"), whose address is 1205 Venture Court, Suite 109, Carrolton, TX 75006.

1.
Credit Facilities.

1.1
Scope. This agreement governs Facility A, and, unless otherwise agreed to in writing by the Bank and the Borrower or prohibited by applicable law, governs the Credit Facilities.

1.2
Facility A (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $3,000,000.00 in the aggregate at any one time outstanding ("Facility A"). Credit under Facility A shall be repayable as set forth in a Line of Credit Note executed concurrently with this agreement, and any renewals, modifications or extensions thereof. The proceeds of Facility A shall be used for the following purpose: working capital.

    Non Usage Fee. The Borrower shall pay to the Bank a non-usage fee on the average daily unused portion of Facility A at a rate of 0.25% per annum, payable in arrears within fifteen (15) days of the end of each calendar quarter for which the fee is owing.

  1.3
  Borrowing Base. The aggregate principal amount of advances outstanding at any one time under Facility A (the "Aggregate Outstanding Amount") shall not exceed the Borrowing Base or the maximum principal amount then available under the Line of Credit Note (and any renewals, modifications or extensions thereof) evidencing Facility A, whichever is less (the "Maximum Available Amount"). If at any time the Aggregate Outstanding Amount exceeds the Maximum Available Amount, the Borrower shall immediately pay the Bank an amount equal to such excess "Borrowing Base" means the aggregate of.

    A.    85% of the book value of all Eligible Accounts, plus

    B.    (i) 50% of the lower of cost (determined using the first-in, first-out method of inventory accounting) or wholesale market value, as determined by the Bank in its sole discretion, of all Eligible Inventory, minus (ii) the current amount of Borrower's balance sheet reserve against inventory, but not to exceed $1,500,000.00.

2.
Definitions. As used in this agreement, the following terms have the following respective meanings:

2.1
"Credit Facilities" means all extensions of credit from the Bank to the Borrower, whether now existing or hereafter arising, including but not limited to those described in Section 1.

2.2
"Liabilities" means all obligations, indebtedness and liabilities of the Borrower to any one or more of the Bank, JPMorgan Chase & Co., and any of their subsidiaries, affiliates or successors, now existing or later arising, including, without limitation, all loans, advances, interest, costs, overdraft indebtedness, credit card indebtedness, lease obligations, or obligations relating to any Rate Management Transaction, all monetary obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether the Borrower may be liable jointly with others or individually liable as a debtor, maker, co-maker, drawer, endorser, guarantor, surety or otherwise, and whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated. The term "Rate Management Transaction" in this agreement means any transaction (including an agreement with respect thereto) now existing or hereafter entered into among the Borrower, the Bank or JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

  2.3
  "Notes" means the Line of Credit Note(s) described in Section 1, and all promissory notes, instruments and/or contracts evidencing the terms and conditions of the Liabilities.

  2.4
  "Account" means a trade account, account receivable, other receivable, or other right to payment for goods sold or leased or services rendered owing to the Borrower for to a third party grantor acceptable to the Bank), but excluding cash and COD sales.

  2.5
  "Account Debtor" means the person or entity obligated upon an Account

  2.6
  "Capital Expenditures" means any expenditure or the incurrence of any obligation or liability by the Borrower for any asset which is classified as a capital asset

  2.7
  "Distributions" means all dividends and other distributions made by the Borrower to its shareholders, partners, owners or members, as the case may be, other than salary, bonuses, and other compensation for services expended in the current accounting period.

  2.8
  "Eligible Accounts" means, at any time, all of the Borrower's Accounts which contain selling terms and conditions acceptable to the Bank, are payable on ordinary trade terms, and are not evidenced by a promissory note or chattel paper The net amount of any Eligible Account against which the Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature Unless otherwise agreed to by the Bank in writing, Eligible Accounts do not include Accounts (1) which are not owned by the Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties, except the Bank; (2) with respect to which the Account Debtor is an employee or agent of the Borrower; (3) with respect to which the Account Debtor is affiliated with or related to the Borrower; (4) with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional; (5) with respect to which the Account Debtor is not a resident of the United States, except to the extent such Accounts are otherwise Eligible Accounts and are supported by insurance, bonds or other assurances satisfactory to the Bank; (6) subject to the US Office of Foreign Asset Control Special Designated Nationals and Blocked Person's List, or with respect to which the Account Debtor is otherwise a person or entity with whom the Borrower or the Bank is prohibited from doing business by any applicable law, regulation, executive order or other legal directive; (7) which are not payable in US Dollars; (8) with respect to which the Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to the Borrower; (9) which are subject to dispute, counterclaim, withholding, defense, or setoff; (10) with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor, or which otherwise constitute pre-billed Accounts; (11) which constitute retainage, or are bonded Accounts; (12) of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due; (13) with respect to which the Account Debtor is the United States government or any department or agency of the United States, (14) which have not been paid in full within sixty (60) days from the due date (as stated on the invoice); and (15) due from any one Account Debtor to the extent such Accounts constitute more than 30% of all Eligible Accounts. In no event will the balance of any Account of any single Account Debtor be eligible whenever the portion of the Accounts of such Account Debtor which have not been paid within sixty (60) days from the due date (as stated on the invoice) is in excess of 50% of the total amount outstanding on all Accounts of such Account Debtor.

  2.9
  "Eligible Inventory" means, at any time, all of the Borrower's Inventory except (1) Inventory which is not owned by the Borrower free and clear of all security interests, liens, encumbrances, and claims of third parties, except the Bank; (2) Inventory which is aged more than 365 days; (3) work in process; (4) Inventory subject to consignment or otherwise in the possession of a third party, unless otherwise agreed to by the Bank in writing; (5) Inventory which is in transit and not fully insured by Borrower or which is located outside of the United States; (6) Inventory identified to be purchased under a contract under which the Borrower has received, or is entitled to receive, an advance payment; (7) Inventory determined by the Bank in its sole discretion to be ineligible due to licensing, intellectual property, or legal or regulating issues which exist making it difficult to resell such Inventory; and (8) Inventory which is comprised of samples, returns, rejected items, re-work items, non-standard items, or odd-lots; provided, however, that transportation and storage charges shall be excluded from amounts otherwise included in Eligible Inventory.

  2.10
  "Inventory" means all of the Borrower's raw materials, work in process, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which the Borrower now has or hereafter acquires any right, whether held by the Borrower or others, and all documents of title, warehouse receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing Inventory includes inventory temporarily out of the Borrower's custody or possession and all returns on Accounts.

  2.11
  "Related Documents" means all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with this agreement or in connection with any of the Liabilities.

3.
Affirmative Covenants. The Borrower shall:

3.1
Insurance. Maintain insurance with financially sound and reputable insurers covering its properties and business against those casualties and contingencies and in the types and amounts as are in accordance with sound business and industry practices, and furnish to the Bank, upon request of the Bank, reports on each existing insurance policy showing such information as the Bank may reasonably request.

3.2
Existence. Maintain its existence and business operations as presently in effect in accordance with all applicable laws and regulations, pay its debts and obligations when due under normal terms, and pay on or before their due date, all taxes, assessments, fees and other governmental monetary obligations, except as they may be contested in good faith if they have been properly reflected on its books and, at the Bank's request, adequate funds or security has been pledged to insure payment.

  3.3
  Financial Records. Maintain proper books and records of account, in accordance with generally accepted accounting principles, and consistent with financial statements previously submitted to the Bank.

  3.4
  Inspection. Permit the Bank, its assigns or agents, at such times and at such intervals as the Bank may reasonably require; (1) to inspect, examine, audit and copy the Borrower's business records, and to discuss the Borrower's business, operations, and financial condition with the Borrower's officers and accountants; (2) to inspect the Borrower's business operations and sites; and (3) at the Borrower's expense, to confirm with Account Debtors the accuracy of Accounts.

  3.5
  Financial Reports. Furnish to the Bank whatever information, books and records the Bank may from time to time reasonably request, including at a minimum:

    A.    Within forty-five (45) days after each quarterly period, a balance sheet as of the end of that period and statements of income, from the beginning of that fiscal year to the end of that period, certified as correct by one of its authorized agents.

    B.    Within one hundred and twenty (120) days after and as of the end of each of its fiscal years, a detailed financial statement including a balance sheet and statements of income, cash flow and retained earnings, such financial statement, to be audited by an independent certified public accountant of recognized standing acceptable to the Bank in the Bank's sole discretion.

    C.    Within thirty (30) days after and as of the end of each calendar month, the following lists, each certified as correct by one of its authorized agents:

      (1)    a list of accounts receivable, aged from date of invoice, and

      (2)    a list of inventory, valued at the lower of cost (determined using the first-in, first-out method of inventory accounting) or wholesale market value.

    D.    Within thirty (30) days after and as of the end of each calendar month, a borrowing base certificate, in form and detail satisfactory to the Bank, along with such supporting documentation as the Bank may request.

  3.6
  Notices of Claims, Litigation, Defaults, etc. Promptly inform the Bank in writing of (1) all existing and all threatened litigation, claims, investigations, administrative proceedings and similar actions affecting the Borrower which could materially affect the financial condition of the Borrower; (2) the occurrence of any event which gives rise to the Bank's option to terminate the Credit Facilities; (3) the institution of steps by the Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which the Borrower may have liability; (4) any additions to or changes in the locations of the Borrower's businesses; and (5) any alleged breach of any provision of this agreement or of any other agreement related to the Credit Facilities by the Bank.

  3.7
  Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between the Borrower and any other party.

  3.8
  Title to Assets and Property. Maintain good and marketable title to all of the Borrower's assets and properties, and defend such assets and properties against all claims and demands of all persons at any time claiming any interest in them.

  3.9
  Additional Assurances. Make, execute and deliver to the Bank such other agreements as the Bank may reasonably request to evidence the Credit Facilities and to perfect any security interests.

  3.10
  Employee Benefit Plans. Maintain each employee benefit plan as to which the Borrower may have any liability, in compliance with all applicable requirements of law and regulations.

  3.11
  Compliance Certificates. Provide the Bank, simultaneously with the furnishing of its financing statements under Section 3.5 A above, and simultaneously with the furnishing of its audited financial statements under Section 3.5 B above, a certificate executed by the Borrower's chief financial officer, or other officer or a person acceptable to the Bank, certifying that, as of the date of the certificate, no default exists under any provision of this agreement.

4.
Negative Covenants.

4.1
Unless otherwise noted, the financial requirements set forth in this section will be computed in accordance with generally accepted accounting principles applied on a basis consistent with financial statements previously submitted by the Borrower to the Bank.

4.2
Without the written consent of the Bank, the Borrower will not:

    A.    Debt. Incur, contract for, assume, or permit to remain outstanding, indebtedness for borrowed money, installment obligations, or obligations under capital leases or operating leases, other than (1) unsecured trade debt incurred in the ordinary course of business, (2) indebtedness owing to the Bank, (3) indebtedness reflected in the latest financial statement of the Borrower furnished to the Bank prior to execution of this agreement and that is not to be paid with proceeds of borrowings under the Credit Facilities, and (4) indebtedness outstanding as of the date hereof that has been disclosed to the Bank in writing and that is not to be paid with proceeds of borrowings under the Credit Facilities.

    B.    Guaranties. Guarantee or otherwise become or remain secondarily liable on the undertaking of another, except for endorsement of drafts for deposit and collection in the ordinary course of business.

    C.    Liens. Create or permit to exist any lien on any of its property, real or personal, except existing liens known to the Bank; liens to the Bank; liens incurred in the ordinary course of business securing current non-delinquent liabilities for taxes, worker's compensation, unemployment insurance, social security and pension liabilities.

    D.    Use of Proceeds. Use, or permit any proceeds of the Credit Facilities to be used, directly or indirectly, for: (1) any personal, family or household purpose; or (2) the purpose of "purchasing or carrying any margin stock" within the meaning of Federal Reserve Board Regulation U. At the Bank's request, the Borrower will furnish a completed Federal Reserve Board Form U-1.

    E.    Continuity of Operations. (1) Engage in any business activities substantially different from those in which the Borrower is presently engaged; (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve, or sell any assets out of the ordinary course of business; (3) enter into any arrangement with any person providing for the leasing by the Borrower or any subsidiary of real or personal property which has been sold or transferred by the Borrower or subsidiary to such person; or (4) change its business organization, the jurisdiction under which its business organization is formed or organized, or its chief executive office, or any places of its businesses.

    F.    Limitation on Negative Pledge Clauses. Enter into any agreement with any person other than the Bank which prohibits or limits the ability of the Borrower or any of its subsidiaries to create or permit to exist any lien on any of its property, assets or revenues, whether now owned or hereafter acquired.

    G.    Conflicting Agreements. Enter into any agreement containing any provision which would be violated or breached by the performance of the Borrower's obligations under this agreement.

    H.    Partnership Agreement. Alter, amend or modify its partnership agreement.

    I.    Net Worth. Permit as of each fiscal quarter end, its net worth to be less than $4,000,000 00

    J.    Interest Coverage. Permit as of each fiscal quarter end, its ratio of net income, before taxes, plus amortization, depreciation and interest expense, minus Capital Expenditures, minus tax payments made in cash, minus cash Distributions, for the twelve month period then ending, to interest expense for the same such period, to be less than 2 50 to 1 00

    K.    Government Regulation. (1) Be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Bank from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or (2) fail to provide documentary and other evidence of Borrower's identity as may be requested by Bank at any time to enable Bank to verify Borrower's identity or to comply with any applicable law or regulation, including, without limitation. Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

5.
Representations.

5.1
Representations by the Borrower. The Borrower represents and warrants to the Bank that: (a) its principal residence or chief executive office is at the address shown above, (b) its name as it appears in this agreement is its exact name as it appears in its organizational documents, as amended, including any trust documents, (c) the execution and delivery of this agreement and the Notes, and the performance of the obligations they impose, do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or other third party, (d) this agreement and the Notes are valid and binding agreements, enforceable according to their terms, (e) all balance sheets, profit and loss statements, and other financial statements and other information furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates, (f) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against the Borrower is pending or threatened, and no other event has occurred which may in any one case or in the aggregate materially adversely affect the Borrower's financial condition and properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by the Bank in writing, (g) all of the Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being contested by the Borrower in good faith and for which adequate reserves have been provided, (h) the Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (i) the Borrower is not a "holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, (j) there are no defenses or counterclaims, offsets or adverse claims, demands or actions of any kind, personal or otherwise, that the Borrower could assert with respect to this agreement or the Credit Facilities, (k) the Borrower owns, or is licensed to use, all trademarks, trade names, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted, (l) the execution and delivery of this agreement and the Notes and the performance of the obligations they impose, if the Borrower is other than a natural person (i) are within its powers, (ii) have been duly authorized by all necessary action of its governing body, and (iii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs; and (m) with respect to the Borrowing Base, (i) each asset represented by the Borrower to be eligible for Borrowing Base purposes of this agreement conforms to the eligibility definitions set forth in this agreement (ii) all asset values delivered to the Bank will be true and correct, subject to immaterial variance; and be determined on a consistent accounting basis; (iii) except as agreed to the contrary by the Bank in writing, each asset is now and at all times hereafter will be in the Borrower's physical possession and shall not be held by others on consignment, sale or approval or sale or return; (iv) except as reflected m schedules delivered to the Bank, each asset is now and at all times hereafter will be of good and merchantable quality, free from defects; and (v) each asset is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without the Bank's prior written consent, and in such event, the Borrower will concurrently at the time of bailment cause any such bailee, warehouseman, or similar party to issue and deliver to the Bank, warehouseman receipts in the Bank's name evidencing the storage of the assets.

  5.2
  Continuing Representations. Each request for an advance or conversion or continuation of an advance under any of the Credit Facilities shall constitute a representation and warranty by the Borrower that all of the representations and warranties set forth in this agreement shall be true and correct on and as of such date with the same effect as though such representations and warranties had been made on such date, except to the extent that such representations and warranties are stated to expressly relate solely to an earlier date.

6.
Default/Remedies.

6.1
Events of Default/Acceleration. If any of the following events occurs the Notes shall become due immediately, without notice, at the Bank's option, and the Borrower hereby waives notice of intent to accelerate maturity of the Notes and notice of acceleration of the Notes upon any of the following events.

    A.    The Borrower, or any guarantor of the Notes (the "Guarantor"), fails to pay when due any amount payable under the Notes, under any of the Liabilities, or under any agreement or instrument evidencing debt to any creditor.

    B.    The Borrower or any Guarantor (1) fails to observe or perform any other term of the Notes; (2) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (3) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (4) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by the Notes) and the effect of such default will allow the creditor to declare the debt due before its maturity.

    C.    In the event (1) there is a default under the terms of any Related Document, (2) any guaranty of the loan evidenced by the Notes is terminated or becomes unenforceable in whole or in part, (3) any Guarantor fails to promptly perform under its guaranty, or (4) the Borrower fails to comply with, or pay, or perform under any agreement, now or hereafter in effect, between the Borrower and JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors.

    D.    There is any loss, theft, damage, or destruction of any collateral securing the Credit Facilities not covered by insurance.

    E.    A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower or any affiliate of the Borrower.

    F.    The Borrower or any Guarantor becomes insolvent or unable to pay its debts as they become due

    G.    The Borrower or any Guarantor (1) makes an assignment for the benefit of creditors; (2) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (3) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction.

    H.    A custodian, receiver, or trustee is appointed for the Borrower or any Guarantor or for a substantial part of its assets without its consent.

    I.    Proceedings are commenced against the Borrower or any Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and they remain undismissed for thirty (30) days after commencement, or the Borrower or the Guarantor consents to the commencement of those proceedings.

    J.    Any judgment is entered against the Borrower or any Guarantor, or any attachment, levy, or garnishment is issued against any property of the Borrower or any Guarantor.

    K.    The Borrower or any Guarantor dies, or a guardian or conservator is appointed for the Borrower or any Guarantor or all or any portion of the Borrower's assets, any Guarantor's assets, or the Collateral.

    L.    The Borrower or any Guarantor, without the Bank's written consent (1) is dissolved, (2) merges or consolidates with any third party, (3) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of its business, (4) leases, purchases, or otherwise acquires a material part of the assets of any other business entity, except in the ordinary course of its business, or (5) agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Borrower, so long as the Borrower is the survivor)

    M.    There is a substantial change in the existing or prospective financial condition of the Borrower or any Guarantor that the Bank in good faith determines to be materially adverse.

    N.    The Bank in good faith deems itself insecure.

  6.2
  Remedies.

    A.    Generally. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities, then the Bank shall have the rights and remedies provided by law or this agreement. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the collection of the Notes, or in connection with the enforcement or preservation of rights under this agreement, or any amendment, supplement, or modification thereto, including without limitation reasonable attorneys' fees and court costs. These costs and expenses include without limitation any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

    B.    Bank's Right of Setoff. The Borrower grants to the Bank a security interest in, and the Bank is authorized to setoff and apply, all Deposits, Securities and Other Property, and Bank Debt against any and all Liabilities of the Borrower. This right of setoff may be exercised at any time and from time to time, and without prior notice to the Borrower. This security interest and right of setoff may be enforced or exercised by the Bank regardless of whether or not the Bank has made any demand under this paragraph or whether the Liabilities are contingent, matured, or unmatured. Any delay, neglect or conduct by the Bank in exercising its rights under this paragraph will not be a waiver of the right to exercise this right of setoff or enforce this security interest. The rights of the Bank under this paragraph are in addition to other rights the Bank may have in the Related Documents or by law. In this paragraph: (a) the term "Deposits" means any and all accounts and deposits of the Borrower (whether general, special, time, demand, provisional or final) at any time held by the Bank (including all Deposits held jointly with another, but excluding any IRA or Keogh Deposits, or any trust Deposits in which a security interest would be prohibited by law), (b) the term "Securities and Other Property" means any and all securities and other property of the Borrower in the custody, possession or control of the Bank (other than property held by the Bank in a fiduciary capacity); and (c) the term "Bank Debt" means all indebtedness at any time owing by the Bank, to or for the credit or account of the Borrower.

7.
Miscellaneous.

7.1
Notice. Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

7.2
No Waiver. No delay on the part of the Bank in the exercise of any right or remedy waives that right or remedy. No single or partial exercise by the Bank of any right or remedy precludes any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default is effective unless it is in writing and signed by the Bank, nor shall a waiver on one occasion bar or waive that right on any future occasion.

7.3
Integration. This agreement, the Notes, and any agreement related to the Credit Facilities embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrower under this agreement or the Notes is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this agreement or the Notes in any other jurisdiction.

7.4
Governing Law and Venue. This agreement is delivered in the State of Texas and governed by Texas law (without giving effect to its laws of conflicts) The Borrower agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Bank in any state or federal court located in the State of Texas, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property generally and unconditionally, the non-exclusive jurisdiction of those courts The Borrower waives any claim that the State of Texas is not a convenient forum or the proper venue for any such suit, action or proceeding.

  7.5
  Captions. Section headings are for convenience of reference only and do not affect the interpretation of this agreement.

  7.6
  Survival of Representations and Warranties. The Borrower understands and agrees that in extending the Credit Facilities, the Bank is relying on all representations, warranties, and covenants made by the Borrower in this agreement or in any certificate or other instrument delivered by the Borrower to the Bank under this agreement The Borrower further agrees that regardless of any investigation made by the Bank, all such representations, warranties and covenants will survive the making of the Credit Facilities and delivery to the Bank of this agreement, shall be continuing in nature, and shall remain in full force and effect until such time as the Borrower's indebtedness to the Bank shall be paid in full.

  7.7
  Non-Liability of the Bank. The relationship between the Borrower on one hand and the Bank on the other hand shall be solely that of borrower and lender. The Bank shall have no fiduciary responsibilities to the Borrower. The Bank undertakes no responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

  7.8
  Indemnification of the Bank. The Borrower agrees to indemnify, defend and hold the Bank and JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, and each of their respective shareholders, directors, officers, employees and "agents (collectively, the "Indemnified Persons") harmless from any and all obligations, claims, liabilities, losses, damages, penalties, fines, forfeitures, actions, judgments, suits, costs, expenses and disbursements of any kind or nature (including, without limitation, any Indemnified Person's attorneys' fees) (collectively, the "Claims") which may be imposed upon, incurred by or assessed against any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent, or contributory negligence) arising out of or relating to this agreement; the exercise of the rights and remedies granted under this agreement (including, without limitation, the enforcement of this agreement and the defense of any Indemnified Person's action or inaction in connection with this agreement); and in connection with the Borrower's failure to perform all of the Borrower's obligations under this agreement, except to the limited extent that the Claims against any such Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this section shall survive the termination of this agreement and shall extend to and continue to benefit each individual or entity who is or has at any time been an Indemnified Person.

    The Borrower's indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance earner to perform any obligation on its part under any insurance policy or policies affecting the Borrower's assets or the Borrower's business activities. Should any Claim be made or brought against any Indemnified Person by reason of any event as to which the Borrower's indemnification obligations apply, then, upon any Indemnified Person's demand, the Borrower, at its sole cost and expense, shall defend such Claim in the Borrower's name, if necessary, by the attorneys for the Borrower's insurance earner (if such Claim is covered by insurance), or otherwise by such attorneys as any Indemnified Person shall approve. Any Indemnified Person may also engage its own attorneys at its reasonable discretion to defend the Indemnified Person and to assist in its defense and the Borrower agrees to pay the fees and disbursements of such attorneys.

    WITHOUT LIMITATION OF THE FOREGOING, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO CLAIMS, OBLIGATIONS, DAMAGES, LOSSES, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION,

    ATTORNEYS' FEES), DEMANDS, LIABILITIES, PENALTIES, FINES AND FORFEITURES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON.

  7.9
  Counterparts. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

  7.10
  Advice of Counsel. The Borrower acknowledges that it has been advised by counsel, or had the opportunity to be advised by counsel, in the negotiation, execution and delivery of this agreement and any documents executed and delivered in connection with the Credit Facilities.

  7.11
  Conflicting Terms. If this agreement is inconsistent with any provision in any agreement related to the Credit Facilities, the Bank shall determine, in the Bank's sole and absolute discretion, which of the provisions shall control any such inconsistency.

  7.12
  Expenses. The Borrower agrees to pay or reimburse the Bank for all its out-of-pocket costs and expenses and reasonable attorneys' fees incurred in connection with the preparation and execution of this agreement, any amendment, supplement, or modification thereto, and any other documents prepared in connection herewith or therewith.

  7.13
  Reinstatement. All parties liable on the Notes agree that to the extent any payment is received by the Bank in connection with the Liabilities, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then the Notes shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of the Notes, and, to the extent of such payment or repayment by the Bank, the Liabilities or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

  7.14
  Severability. If any provision of this agreement cannot be enforced, the remaining portions of this agreement shall continue in effect.

  7.15
  Assignments. The Borrower agrees that the Bank may provide any information or knowledge the Bank may have about the Borrower or about any matter relating to the Notes or the Related Documents to JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of the Notes or the Related Documents. The Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights and obligations in the Notes to one or more purchasers whether or not related to the Bank.

  7.16
  Waivers. Any party liable on the Notes waives (a) any right to receive notice of the following matters before the Bank enforces any of its rights: (i) any demand, diligence, presentment, dishonor and protest, or (ii) any action that the Bank takes regarding anyone else, any collateral, or any of the Liabilities, that it might be entitled to by law or under any other agreement; (b) any right to require the Bank to proceed against any other obligor or guarantor of the Liabilities, or any collateral, or pursue any remedy in the Bank's power to pursue; (c) any defense based on any claim that any endorser or other parties' obligations exceed or are more burdensome than those of the Borrower, (d) the benefit of any statute of limitations affecting liability of any endorser or other party liable hereunder or the enforcement hereof; (e) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities; and (f) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. Any party liable on the Notes consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of any collateral, to the addition of any other party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of the Notes. The Bank may waive or delay enforcing any of its rights without losing them, Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of any provision of the Notes is effective unless it is in writing and signed by the party against whom it is being enforced.

8.
USA PATRIOT ACT NOTIFICATION. The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

[THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

    IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product What this means for Borrower When Borrower opens an account, if Borrower is an individual Bank will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Bank to identify Borrower, and if Borrower is not an individual Bank will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Bank to identify Borrower. Bank may also ask, if Borrower is an individual to see Borrower's driver's license or other identifying documents, and if Borrower is not an individual to see Borrower's legal organizational documents or other identifying documents

9.
WAIVER OF SPECIAL DAMAGES. THE BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

10.
JURY WAIVER. THE BORROWER AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE BORROWER AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION

  IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Address(es) for Notices:		Borrower:
Heeling Sports Limited

1205 Venture Court. Suite 109		By:	Heeling Management Corp., General Partner
Carrolton, TX 75006

Attn:	/s/ Mike Hessong	By:	/s/ Roger R. Adams

Roger R. Adams President Printed Name Title

Date Signed: 8-31-2004

Address for Notices:		Bank:

1717 Main Street		Bank One, NA, with its mam office in Chicago, IL
Dallas, TX 75201

Attn:	/s/ J. Patrick Brockette	By:	/s/ J. Patrick Brockette

J. Patrick Brockette FVP Printed Name Title

Date Signed: 8-31-2004

[CHASE LOGO]	Amendment to Credit Agreement

This agreement is dated as of June 15, 2006, by and between Heeling Sports Limited (the "Borrower") and JPMorgan Chase Bank, N.A. (the "Bank"), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the "Effective Date").

WHEREAS, the Borrower and the Bank entered into a credit agreement dated August 20, 2004, as amended (if applicable) (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.
DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.
MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1
From and after the Effective Date, the Section 1.2 of the Credit Agreement is hereby amended and restated as read as follows:

1.2
Facility A (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $15,000,000.00 in the aggregate at any one time outstanding ("Facility A"). Credit under Facility A shall be repayable as set for the in a Line of Credit Note executed concurrently with this agreement, and any renewals, modifications or extensions thereof. The proceeds of Facility A shall be used for the following purpose: working capital.

      Non-Usage Fee. The Borrower shall pay to the Bank a non-usage fee on the average daily unused portion of Facility A at a rate of 0.25% per annum, payable in arrears within fifteen (15) days of the end of each calendar quarter for which the fee is owing.

      Annual Pay Down. Notwithstanding any other provision of this agreement, there shall be no debt outstanding under Facility A for a period of thirty (30) consecutive days during each fiscal year of the Borrower.

  2.2
  From and after the Effective Date, the Section 4.2.1 of the Credit Agreement is hereby amended and restated as read as follows:

  I.
  Net Worth. Permit as of each fiscal quarter end, its net worth to be less than $7,000,000.00.
3.
RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.
BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.
FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.
EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7.
ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

8.
NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

        THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

2

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Borrower:
Heeling Sports Limited
By:	Heeling Management Corp., General Partner
/s/ MICHAEL W. HESSONG

Michael W. Hessong CFO Printed Name Title

Date Signed: 6/22/06

Bank:
JPMorgan Chase Bank, N.A.
By:	/s/ J. PATRICK BROCKETTE

J. Patrick Brockette SVP
Printed Name Title

Date Signed: 6/22/06

3

Exhibit 10.4

[CHASE LOGO]	Amendment to Credit Agreement

This agreement is dated as of August 25, 2006, by and between Heeling Sports Limited (the "Borrower") and JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA with its main office in Chicago, IL (the "Bank"), and its successors and assigns. The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the "Effective Date").

WHEREAS, the Borrower and the Bank entered into a credit agreement dated August 20, 2004, as amended (if applicable) (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.
DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2.
MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

2.1
Section 1.2 of the Credit Agreement is hereby amended by restating the first paragraph captioned "Facility A (Line of Credit)" as follows:

    Facility A (Line of Credit). The Bank has approved a credit facility to the Borrower in the principal sum not to exceed $25,000,000.00 in the aggregate at any one time outstanding and subject to being reduced as set forth in a Line of Credit Note executed concurrently with this agreement ("Facility A"). Credit under Facility A shall be repayable as set forth in a Line of Credit Note executed concurrently with this agreement, and any renewals, modifications, extensions, rearrangements, restatements thereof and replacements or substitutions thereof. The proceeds of Facility A shall be used for the following purpose: working capital.

3.
RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4.
BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5.
FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6.
EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7.
ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.

8.
NOT A NOVATION. This agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

        THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Borrower:
Heeling Sports Limited
By:	Heeling Management Corp.
	By:	/s/ Michael W. Hessong
	Michael W. Hessong Printed Name	CFO Title
	Date Signed:	8/28/06

Bank:
JPMorgan Chase Bank, N.A.
By:	/s/ J. Patrick Brockette
J. Patrick Brockette Printed Name	SVP Title
Date Signed:	8/28/06

2

[CHASE LOGO]	Note Modification Agreement

This agreement is dated as of August 28, 2006 (the "Agreement Date"), by and between Heeling Sports Limited (the "Borrower") and JPMorgan Chase Bank, N.A. as successor by merger to Bank One, NA, with its main office in Chicago, IL (the "Bank"). The provisions of this agreement are effective on the date that this agreement has been executed by all of the signers and delivered to the Bank (the "Effective Date").

WHEREAS, the Borrower executed a Line of Credit Note as evidence of indebtedness in the original face amount of Three Million and 00/100 Dollars ($3,000,000.00), dated August 30, 2004 owing by the Borrower to the Bank, as same may have been amended or modified from time to time (the "Note"), which Note has at all times been, and is now, continuously and without interruption outstanding in favor of the Bank; and,

WHEREAS, the Borrower has requested and the Bank has agreed that the Note be modified to the limited extent as hereinafter set forth;

NOW THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.
ACCURACY OF RECITALS. The Borrower acknowledges the accuracy of the Recitals stated above.

2.
MODIFICATION OF NOTE.

          2.1   From and after the Effective Date, the provision in the Note captioned "Promise to Pay" is hereby amended and restated as follows:

    Promise to Pay. On or before June 30, 2007, for value received, Heeling Sports Limited (the "Borrower" promises to pay to JPMorgan Chase Bank, N.A., whose address is 1717 Main Street, Dallas, TX 75201 (the "Bank") or order, in lawful money of the United States of America, the sum of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) or such lesser sum as is indicated on Bank Records, plus interest as provided below.

    Notwithstanding any other provision in this Note, the maximum principal amount available under this Note shall reduce to the following amount(s) on and after the following date(s) (each a "Principal Reduction Date"): Ten Million and 00/100 Dollars ($10,000,000.00) on January 1, 2007. The Borrower shall, on or before each Principal Reduction Date, make such principal payments as are needed to reduce the outstanding principal balance under this Note, plus, if applicable, (i) the aggregate amount available to be drawn under all outstanding letters of credit issued under any letter of credit sub-limit provided for in any of the Related Documents and (ii) the aggregate amount drawn and unreimbursed under the letters of credit issued under any such sub-limit, to an amount not exceeding the applicable maximum principal amount available as of each Principal Reduction Date.

          2.2   From and after the Effective Date, the provision in the Note captioned "Applicable Margin" is hereby amended and restated as follows:

    "Applicable Margin" means with respect to any Prime Rate Advance, .25% per annum and with respect to any Eurodollar Advance, 1.75% per annum.

          2.3   From and after the Effective Date, the provision in the Note captioned "Interest Rates" is hereby amended and restated as follows:

    Interest Rates. The Advance(s) evidenced by this Note may be drawn down and remain outstanding as up to five (5) Eurodollar Advances and/or a Prime Rate Advance. The Borrower shall pay interest to the Bank on the outstanding and unpaid principal amount of each Prime Rate Advance at the Prime Rate plus the Applicable Margin and each Eurodollar Advance at the Adjusted Eurodollar Rate. Interest shall be calculated on the basis of the actual number of days elapsed in a year of 360 days. In no event shall the interest rate applicable to any Advance exceed the maximum rate allowed by law. Any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

        2.4   Each of the Related Documents is modified to provide that it shall be a default or an event of default thereunder if the Borrower shall fail to comply with any of the covenants of the Borrower herein or if any representation or warranty by the Borrower herein or by any guarantor in any Related Documents is materially incomplete, incorrect, or misleading as of the date hereof. As used in this agreement, the "Related Documents" shall include the Note and all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with the Note or in connection with any other obligations of the Borrower to the Bank.

        2.5   Each reference in the Related Documents to any of the Related Documents shall be a reference to such document as modified herein.

3.
RATIFICATION OF RELATED DOCUMENTS AND COLLATERAL. The Related Documents are ratified and reaffirmed by the Borrower and shall remain in full force and effect as they may be modified herein. All real or personal property described as security in the Related Documents shall remain as security for the Note and the obligations of the Borrower in the Related Documents.

4.
BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that each of the following representations and warranties made in the Note and Related Documents are true and will remain true until maturity of the Note, termination of the other Related Documents and payment and performance in full of all liabilities, obligations and debt evidenced by the Note and other Related Documents:

        4.1   No default or event of default under any of the Related Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Related Documents as modified herein has occurred and is continuing.

        4.2   There has been no material adverse change in the business, assets, affairs, prospects or financial condition of the Borrower or any Guarantor or any subsidiary of the Borrower.

        4.3   Each and all representations and warranties of the Borrower in the Related Documents are accurate on the date hereof.

        4.4   The Borrower has no claims, counterclaims, defenses, or setoffs with respect to the loan evidenced by the Note or with respect to the Related Documents as modified herein.

        4.5   The Note and the Related Documents as modified herein are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

        4.6   The Borrower, other than any Borrower who is a natural person, is validly existing under the laws of the State of its formation or organization. The Borrower has the requisite power and authority to execute and deliver this agreement and to perform the obligations described in the Related Documents as modified herein. The execution and delivery of this agreement and the performance of the obligations described in the Related Documents as modified herein have been duly authorized by all requisite action by or on behalf of the Borrower. This agreement has been duly executed and delivered by or on behalf of the Borrower.

5.
BORROWER COVENANTS. The Borrower covenants with the Bank:

        5.1   The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as reasonably required by the Bank to effectuate the intent of this agreement.

2

        5.2   The Borrower fully, finally, and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all causes of action, claims, debts, demands, and liabilities, of whatever kind or nature, in law or equity, of the Borrower, whether now known or unknown to the Borrower, (i) in respect of the loan evidenced by the Note and the Related Documents, or of the actions or omissions of the Bank in any manner related to the loan evidenced by the Note or the Related Documents and (ii) arising from events occurring prior to the date of this agreement.

        5.3   The Borrower shall pay to the Bank:

        5.3.1 All the internal and external costs and expenses incurred (or charged by internal allocation) by the Bank in connection with this agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

6.
EXECUTION AND DELIVERY OF AGREEMENT BY THE BANK. The Bank shall not be bound by this agreement until (i) the Bank has executed this agreement and (ii) the Borrower performed all of the obligations of the Borrower under this agreement to be performed contemporaneously with the execution and delivery of this agreement.

7.
INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER. The Note and the Related Documents as modified herein contain the complete understanding and agreement of the Borrower and the Bank in respect of the loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Note or the Related Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the party against whom it is being enforced.

8.
GOVERNING LAW AND VENUE. This agreement shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to its laws of conflicts). The Borrower agrees that any legal action or proceeding with respect to any of its obligations under the Note or this agreement may be brought by the Bank in any state or federal court located in the State of Texas, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the State of Texas is not a convenient forum or the proper venue for any such suit, action or proceeding. This agreement binds the Borrower and its successors, and benefits the Bank, its successors and assigns. The Borrower shall not, however, have the right to assign the Borrower's rights under this agreement or any interest therein, without the prior written consent of the Bank.

9.
COUNTERPART EXECUTION. This agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same agreement.

10.
NOT A NOVATION. This agreement is a modification only and not a novation. In addition to all amounts hereafter due under the Note and the Related Documents as they may be modified herein, all accrued interest evidenced by the Note being modified by this agreement and all accrued amounts due and payable under the Related Documents shall continue to be due and payable until paid. Except for the above-quoted modification(s), the Note, any Related Documents, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Note and made a part thereof. This agreement shall not release or affect the liability of any guarantor, surety or endorser of the Note or release any owner of collateral securing the Note. The validity, priority and enforceability of the Note shall not be impaired hereby. References to

3

  the Related Documents and to other agreements shall not affect or impair the absolute and unconditional obligation of the Borrower to pay the principal and interest on the Note when due. The Bank reserves all rights against all parties to the Note.

        THIS AGREEMENT AND THE OTHER RELATED DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Address: 3200 Belmeade Drive, Suite 100 Carrolton, TX 75006	Borrower:
Heeling Sports Limited
	By:	Heeling Management Corp.
		By:	/s/ Michael W. Hessong
			Michael W. Hessong	CFO

			Printed Name	Title
		Date Signed:	8/28/06

BANK'S ACCEPTANCE

The foregoing agreement is hereby agreed to and acknowledged.

Bank:
JPMorgan Chase Bank, N.A.
By:	/s/ J. Patrick Brockette
	J. Patrick Brockette	SVP

	Printed Name	Title
Date Signed:	8/28/06

4